UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Amendment No. 1

March 29, 2006
Date of Report (Date of earliest event reported)

ORGANIC RECYCLING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-30096	77-0454933
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 204 - 3970 E. Hastings Street
Burnaby, British Columbia, Canada	V5C 6C1
(Address of principal executive offices)	(Zip Code)

(604) 419-0430
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[               ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K originally filed by Organic Recycling Technologies Inc. on April 11, 2006 is being filed to provide the disclosure required by Item 4.01(b) of Form 8-K and by Item 304(a)(2)(i) of Regulation SB.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(b) Engagement of New Independent Accountant

On April 5, 2006, the Company engaged Hawkins Accounting, Certified Public Accountant (“Hawkins”), as its principal independent accountants. The Company’s Board of Directors approved the engagement of Hawkins by written resolutions. Prior to their engagement, the Company did not consult Hawkins regarding the application of accounting principles to any specific completed or contemplated transactions, or on the type of audit opinions that Hawkins would render on the Company’s financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANIC RECYCLING TECHNOLOGIES INC.

Date: April 20, 2006

	By:	/s/ Chad Burback
Chad Burback
Secretary and Director